APPLEBEE'S INTERNATIONAL, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

















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                         APPLEBEE'S INTERNATIONAL, INC.
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                                TABLE OF CONTENTS

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ARTICLE                                                                                                       Page


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ARTICLE I      PURPOSE AND EFFECTIVE DATE......................................................................1
   1.01     Title   ...........................................................................................1

   1.02     Purpose 1..........................................................................................1

   1.03     Background.........................................................................................1


ARTICLE II        DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT............................................1
   2.01     Affiliate..........................................................................................1

   2.01     Beneficiary........................................................................................1

   2.02     Board   ...........................................................................................1

   2.03     Bonus   ...........................................................................................1

   2.04     Bookkeeping Account................................................................................1

   2.05     Change in Control..................................................................................1

   2.06     Code    ...........................................................................................1

   2.07     Committee..........................................................................................1

   2.08     Company 2..........................................................................................2

   2.09     Compensation.......................................................................................2

   2.10     Deferral Agreement.................................................................................2

   2.11     Deferred Compensation..............................................................................2

   2.12     Election Date......................................................................................2

   2.13     Excess Compensation................................................................................3

   2.14     Executive..........................................................................................3

   2.15     Gross Base Salary..................................................................................3

   2.16     Measuring Investments..............................................................................3

   2.17     Participant........................................................................................3

   2.18     Plan    ...........................................................................................3

   2.19     Plan Year..........................................................................................3

   2.20     Termination of Service.............................................................................3

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   2.21     Valuation Date.....................................................................................3

   2.22     Gender and Number..................................................................................3

   2.23     Titles  ...........................................................................................3


ARTICLE III       ELIGIBILITY AND PARTICIPATION................................................................4
   3.01     Eligibility........................................................................................4

   3.02     Participation......................................................................................4


ARTICLE IV        DEFERRAL OF COMPENSATION.....................................................................4
   4.01     Deferred Salary....................................................................................4

   4.02     Deferral Agreement.................................................................................4

   4.03     No Deferral Without Agreement......................................................................4

   4.04     Duration of Deferral Agreement.....................................................................4


ARTICLE V         MATCHING CONTRIBUTION........................................................................5
   5.01     Matching Contribution..............................................................................5


ARTICLE VI        ARTICLE V ACCOUNTS AND CREDITING.............................................................5
   6.01     Accounts...........................................................................................5

   6.02     Earnings...........................................................................................5


ARTICLE VII       DISTRIBUTION.................................................................................6
   7.01     Amount of Benefits.................................................................................6

   7.02     Time and Method of Payment.........................................................................6

   7.03     Timing and Form of Payment.........................................................................7


ARTICLE VIII      HARDSHIP DISTRIBUTIONS.......................................................................7
   8.01     Hardship...........................................................................................7


ARTICLE IX        BENEFICIARY..................................................................................8
   9.01     Beneficiary Designation............................................................................8

   9.02     Proper Beneficiary.................................................................................8

   9.03     Minor or Incompetent Beneficiary...................................................................8


ARTICLE X         TAXES........................................................................................9
   10.01    Withholding........................................................................................9


ARTICLE XI        ADMINISTRATION OF THE PLAN...................................................................9
   11.01    Majority Vote......................................................................................9

   11.02    Finality of Determination..........................................................................9

   11.03    Certificates and Reports...........................................................................9

   11.04    Indemnification and Exculpation....................................................................9


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   11.05    Expenses10


ARTICLE XII  CLAIMS PROCEDURE.................................................................................10
   12.01    Written Claim.....................................................................................10

   12.02    Denied Claim......................................................................................10

   12.03    Review Procedure..................................................................................10

   12.04    Committee Review..................................................................................10


ARTICLE XIII        NATURE OF COMPANY'S OBLIGATION............................................................10
   13.01    Company's Obligation..............................................................................10

   13.02    Creditor Status...................................................................................10


ARTICLE XIV       MISCELLANEOUS...............................................................................11
   14.01    Written Notice....................................................................................11

   14.02    Change of Address.................................................................................11

   14.03    Merger. Consolidation or Acquisition..............................................................11

   14.04    Amendment and Termination.........................................................................11

   14.05    Employment........................................................................................11

   14.06    Nontransferability................................................................................11

   14.07    Legal Fees........................................................................................11

   14.08    Tax Withholding...................................................................................12

   14.09    Acceleration of Payment...........................................................................12

   14.10    Applicable Law....................................................................................12

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                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE

          1.01 Title This Plan shall be known as the Applebee's International, Inc. Nonqualified Deferred Compensation Plan (hereinafter referred to as the "Plan").

          1.02 Purpose The purpose of the Plan is to permit eligible members of management and highly compensated employees to defer future compensation.

          1.03 Background The Company adopted the Plan effective April 1, 2000. Pursuant to Section 13.04, the Company hereby amends and restates the Plan effective January 1, 2002.

                                   ARTICLE II

                DEFINITIONS AND CONSTRUCTION OF THE PLAN DOCUMENT

          2.01 Affiliate "Affiliate" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by or under common control with the Company.

          2.02 Beneficiary "Beneficiary" shall mean the person or persons or the estate of a Participant entitled to receive any benefits under this Plan.

          2.03 Board "Board" shall mean the Board of Directors of Applebee's International, Inc.


          2.04 Bonus "Bonus" shall mean any bonus payable from the Company, whether in the form of cash or stock.


          2.05 Bookkeeping Account A "Bookkeeping Account" will be established only as a bookkeeping record for each Participant who elects to defer compensation under this Plan and may, at the discretion of the Committee, include one (1) or more subaccounts to reflect amounts credited to a Participant under the various terms of this Plan.

          2.06 Change in Control "Change in Control" means an event constituting a Change in Control under the Company's 1995 Equity Incentive Plan, as amended from time to time.

          2.07 Code "Code" means the Internal Revenue Code of 1986 as amended.


          2.08 Committee "Committee" means the Deferred Compensation Committee of the Company, which shall function as plan administrator under this Plan. The Company's Associate Director of Benefits, or any other person the Committee from time to time may designate, shall act on behalf of the Committee for all deliveries, notices and other nondiscretionary acts of the Committee set out in this Plan.

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          2.09 Company  "Company" shall mean Applebee's  International,  Inc., a
Delaware company.


          2.10   Compensation   "Compensation"   shall   mean   an   Executive's
compensation received from the Company or an Affiliate for services performed, which includes an Executive's Bonus and the Executive's Gross Base Salary.

          2.11 Deferral Agreement "Deferral Agreement" means a written form provided by the Committee that the Committee receives from an Executive by the applicable Election Date, on which the Executive may elect the following for the Plan Year immediately following the applicable Election Date:

          (a) The percentage of the Executive's Gross Base Salary to be deferred;

          (b)  The percentage of the Executive's Bonus to be deferred;

          (c) Whether all or none of the Executive's Excess Compensation will be deferred; and

          (d) The Measuring Investments for determining earnings to be credited to the Executive's Bookkeeping Account for such Plan Year.

No Deferral Agreement shall be effective until acknowledgement, in writing, is sent by the Company to Executive.

          2.12 Deferred Compensation "Deferred Compensation" means the aggregate of a Participant's deferred Excess Compensation, deferred Gross Base Salary, deferred Bonus and any Employer Match and Gross Up Bonus, as those terms are defined in an Investment For Retirement Agreement, that the Participant elects to have credited under this Plan, and earnings attributable thereto.

          2.13 Election Date The "Election Date" is the date by which an Executive must submit a valid Deferral Agreement to the Committee with respect to a given Plan Year. The applicable Election Date is the last day of the last payroll period ending prior to such Plan Year, or such earlier date as determined by the Committee, with respect to

          (a)  Gross Base Salary paid in such Plan Year,

          (b)  Bonus earned in such Plan Year (regardless of when paid).

Compensation is considered earned during a period if the Executive's services for which Executive is to be paid are performed during that period.

          Examples:

          o The Election Date for the payment of Gross Base Salary to be paid on January 5, 2001 is December 22, 2000, because December 22, 2000 is the last day of the last payroll period ending prior to 2001, when that payment of Gross Base Salary will be paid.

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          o    The  Election  Date for the  Bonus  to be paid in  early  2002 is
               December 22, 2000, because December 22, 2000 is the last day of the last payroll period ending prior to 2001, when that Bonus will be earned.

          2.14 Excess Compensation "Excess Compensation" shall mean any compensation payable to an Executive by the Company or an Affiliate for a Plan Year that would not be deductible to the Company due to the application of section 162(m) of the Code.

          2.15 Executive "Executive" shall mean an employee of the Company or an Affiliate (a) who is an Associate Director or has a higher title or grade; and
(b) who is a member of a select group of management or highly compensated employees.

          2.16 Gross Base Salary "Gross Base Salary" shall mean an Executive's regular earnings from the Company or an Affiliate as reported on Executive's bi-weekly earnings statement.

          2.17 Measuring Investments "Measuring Investments" shall mean any phantom investment designated by the Committee that a Participant may elect to determine the earnings (losses) to be credited pursuant to Section 6.02 to the Participant's Bookkeeping Account.

          2.18 Participant "Participant" means an Executive who has deferred Compensation pursuant to the terms of this Plan and whose benefits hereunder have not yet been paid.

          2.19 Plan "Plan" means the Applebee's International, Inc. Nonqualified Deferred Compensation Plan as described in this instrument and as amended from time to time.

          2.20 Plan Year The "Plan Year" is the same as the calendar year.


          2.21 Termination of Service "Termination of Service" or similar expression means the termination of the Participant's employment as a regular employee of the Company and any Affiliate for any reason.

          2.22 Valuation Date "Valuation Date" shall mean the last day of each calendar quarter and such other dates as determined by the Committee in its sole discretion; provided, however, that such Valuation Date(s) in effect on the date of a Change in Control shall remain in effect until termination of the Plan unless the Plan is amended to provide for a different definition of Valuation Date.

          2.23 Gender and Number Wherever the context so requires, masculine pronouns include the feminine and singular words shall include the plural.

          2.24 Titles Titles of the Articles of this Plan are included for ease of reference only and are not to be used for the purpose of construing any portion or provision of this Plan document.


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                                  ARTICLE III

                          ELIGIBILITY AND PARTICIPATION

          3.01 Eligibility All Executives shall be eligible to participate in this Plan unless excluded from participation by action of the Board or the Company's Chief Executive Officer. An Executive who is eligible to participate immediately prior to a Change in Control shall remain eligible to participate notwithstanding a Change in Control, except following a Termination of Service.

          3.02 Participation An Executive, after having been selected for participation by the Committee, shall, as a condition to participation, complete a duly executed Deferral Agreement that is timely received by the Committee.

                                   ARTICLE IV

                            DEFERRAL OF COMPENSATION

          4.01 Deferral Amounts Each Participant, so long as he remains an Executive, may elect to defer his Compensation as follows:

          (a) Gross Base Salary in any whole percentage up to twenty five percent (25%);

          (b)  Bonus in any whole  percentage up to  twenty-five  percent (25%);
               and

          (c)  All or none of his Excess Compensation.

The Committee in its discretion may change the limits above and may recast the limits as dollar amounts or otherwise.

          4.02 Deferral Agreement An eligible Executive electing to defer Compensation with respect to a given Plan Year must submit his written Deferral Agreement to the Committee on or before the Election Date for that Plan Year, unless an individual becomes an Executive due to being newly hired or promoted, in which case the Executive may enroll within sixty (60) days after becoming an Executive. A Deferral Agreement for a prior Plan Year shall be considered to be submitted for subsequent Plan Years unless changed. Once the Election Date with respect to a Deferral Agreement passes, the Deferred Compensation for the applicable Plan Year may not be changed, except as provided in Article VII.

          4.03 No Elective Deferral Without Agreement A Participant with respect to whom a valid Deferral Agreement has not been received by the Committee and executed on behalf of the Company before the applicable Election Date may not elect to defer any amount of Compensation under this Plan for the applicable Plan Year.

          4.04 Duration of Deferral Agreement A Participant's Deferral Agreement shall remain in effect for the Plan year for which it applies, and for all future Plan Years until the Participant files a new Deferral Agreement, receives an in-service withdrawal pursuant to Section 7.02(f) or a hardship withdrawal pursuant to Section 8.01, or no longer is eligible to participate in the Plan. The terms of any Deferral Agreement may, but need not be, similar to the terms of any prior Deferral Agreement.

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                                   ARTICLE V

                              MATCHING CONTRIBUTION

          5.01 Matching Contribution. The Company shall credit each Participant with a matching contribution each Plan Year. The matching contribution shall be made with respect to the Participant's deferrals under this Plan at the same rate as matching contributions under the Company's 401(k) Savings Plan. To be eligible for a matching contribution for a Plan Year, a Participant must be employed on the last day of such Plan Year, unless the Participant has died, terminated on or after attaining age 59 1/2 or become disabled during the Plan Year. Any matching contribution will be credited to the Participant's account as of the date contributed. Participants will be fully vested in all matching contributions credited to their accounts.

                                   ARTICLE VI

                             ACCOUNTS AND CREDITING

          6.01 Accounts The amount of a Participant's Deferred Compensation shall be credited to a separate Bookkeeping Account for the Participant. Matching contributions for a Participant and earnings thereon shall be credited to the Bookkeeping Account for the Participant. Deferred Compensation and matching contributions shall be credited to separate subaccounts maintained for the Participant's Bookkeeping Account.

          6.02 Earnings As of each Valuation Date and such other times as the Committee may designate, the amount credited to each Participant's Bookkeeping Account shall be credited with earnings and losses. The rate at which earnings and losses shall be credited to a Participant's Bookkeeping Account shall be determined in accordance with one or more Measuring Investments selected by the Participant; if a Participant does not select a Measuring Investment the Measuring Investment applicable for that Participant shall be selected by the Committee. The Participant's Bookkeeping Account shall be credited with an amount equal to the deemed net earnings or losses that would have been earned
(lost), if the Company had invested the amounts credited to the Participant's Bookkeeping Account in the Measuring Investments. Such net earnings and losses shall be determined pursuant to the method or methods deemed appropriate by the Committee in its discretion, which methods may be different for different Measuring Investments, may vary from time to time, need not be the same for determining net earnings versus losses, and may be based on the cash receipts or the accrual method with any modifications deemed appropriate by the Committee in its discretion; provided, however, that the Measuring Investments and method of determining net earnings and losses in effect at the time of a Change in Control shall remain in effect until termination of the Plan unless the Plan is amended pursuant to Section 14.04 of the Plan.

Except as provided above, the Committee may remove or add Measuring Investments at any time in its sole and absolute discretion. If a Measuring Investment elected by a Participant is removed, a Measuring Investment selected by the Committee shall apply in its place until the Participant elects a replacement Measuring Investment. For purposes of calculating earnings and losses attributable to a Measuring Investment, any amount shall be deemed to be invested in the Measuring Investment as of the date determined appropriate by


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the Committee.  Provided a Change in Control has not occurred, the Committee may adjust any amount of deemed net earnings or losses which would otherwise be paid or debited, respectively, to take into account the hypothetical tax effect thereof on the Company or its shareholders determined appropriate by the Committee.

                                  ARTICLE VII

                                  DISTRIBUTION

          7.01 Amount of Benefits The Company's liability to any Participant at any time hereunder shall be an amount equal to the dollar amount credited to a Participant's Bookkeeping Account as of the Valuation Date coincident with or immediately preceding such date.

          7.02 Time and Method of Payment

          (a) Deferrals Prior to January 1, 2002. Notwithstanding anything to the contrary, payment of the entire amount credited to a
               Participant's Bookkeeping Account attributable to deferrals credited before January 1, 2001 shall be made in accordance with the terms of this Plan prior to this restatement.

          (b) Termination of Service. If a Participant has a Termination of Service, all amounts credited to a Participant's Bookkeeping Account shall be paid to the Participant within 90 days after his Termination of Service, or as soon thereafter as is reasonably practicable.

          (c) Disability. Notwithstanding anything to the contrary, in the event of the Participant's disability prior to the payment of the amount credited to the Participant's Bookkeeping Account, payment of such amount shall be made to the Participant within 90 days after the Participant is determined to be disabled, or as soon thereafter as is reasonably practicable. Disability for this purpose shall be determined under the Company's long term disability plan as it exists at the time of disability.

          (d) Death. Notwithstanding anything to the contrary, in the event of the Participant's death prior to the payment of the amount credited to the Participant's Bookkeeping Account, payment shall be made to the Participant's Beneficiary within 90 days after the Participant's death, or as soon thereafter as is reasonably practicable.

          (e) In-Service Withdrawal. Upon a Participant's request, in the manner and at the time designated by and acceptable to the Committee, prior to any other time for payment set out in this
               Section 7.02, payment shall be made to the Participant of an amount up to 100% of the Participant's Deferred Compensation, reduced by the following: (i) the amount of any prior payment made with respect to such amounts; and (ii) an amount equal to 10% of the amount of the payment pursuant to this Section 7.02(e), which 10% amount shall be forfeited as of the time payment is made. Payment pursuant to this Section 7.02(e) shall be made within 90 days after the Participant's request, or as soon thereafter as is reasonably practicable. A Participant shall not receive more than one in-service distribution pursuant to this Section 7.02(f).

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          (f)  If a  Participant  receives a payment  pursuant  to this  Section
               7.02(f), the Committee shall suspend future salary deferrals by such Participant for a period of 6 months after the date of payment. Following the suspension period, deferrals automatically shall resume in accordance with the Deferral Agreement in effect at the time suspension commenced unless the Participant elects prior to resumption, and prior to the beginning of the Plan Year next following the start of the period of suspension, not to resume deferrals.

          7.03 Timing and Form of Payment In lieu of the distribution times set out in Section 7.02, a Participant may elect at least 12 months prior to the date the Participant becomes entitled to a distribution to receive a complete distribution of the amount credited to the Participant's Accounts hereunder as follows:

          (a) In a lump sum cash payment in January immediately following the Plan Year in which the Participant terminates employment with the Company; or

          (b) If a Participant's Termination of Service occurs on or after attainment of age 59 1/2, in five annual cash installments of reasonably equal amounts beginning in January immediately following the Plan Year in which the Participant terminates employment with the Company, provided the amount credited to the Participant's accounts exceeds a threshold amount established from time to time by the Committee.

                                  ARTICLE VIII

                             HARDSHIP DISTRIBUTIONS

          8.01 Hardship At the request of a Participant before or after the Participant's retirement or Termination of Service, the Committee may, in its sole and absolute discretion, accelerate and cause all or part of the value of a Participant's Deferred Compensation to be paid within 90 days after such request, or as soon thereafter as is reasonably practicable. Accelerated payments at the request of the Participant or the Participant's Beneficiaries may be allowed only in the event of a financial hardship, as defined below, to the Participant or Beneficiary. An accelerated distribution must be limited to only that amount necessary to relieve the hardship. In the event the Committee determines the existence of a hardship and accelerates payments hereunder to a Participant, it shall suspend future salary deferrals by such Participant for a period of 6 months after the date of the hardship distribution. Following the suspension period, deferrals automatically shall resume in accordance with the Deferral Agreement in effect at the time suspension commenced unless the Participant elects prior to resumption, and, prior to the beginning of the next Plan Year to commence after the suspension commenced, not to resume deferrals. If a Participant who is a member of the Committee makes a request pursuant to this Section 8.01, such Participant shall not participate in the Committee's deliberations with respect to his request.

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                  For the purposes hereof, the term "financial hardship" shall mean an immediate and heavy financial need caused by one or more of the following:

          (a)  Unreimbursed  and   unreimbursable   expenses  for  medical  care
               described in Code Section 213(d) previously incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Code Section 152) or necessary for these persons to obtain medical care described in Code Section 213(d);

          (b) Payment of tuition and related educational fees and room and board for the next twelve months of post-secondary education for the Participant, his or her spouse, children or dependents (as defined in Code Section 152);

          (c) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

          (d) Costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments).

                                   ARTICLE IX

                                   BENEFICIARY

          9.01 Beneficiary Designation A Participant shall designate his Beneficiary to receive benefits under the Plan by completing the appropriate form provided by the Committee. If more than one (1) Beneficiary is named, the shares and/or percentage of each Beneficiary shall be indicated. A Participant shall have the right to change the Beneficiary by submitting to the Committee a Change of Beneficiary Form. However, no change of Beneficiary shall be effective until acknowledged, in writing, by the Committee or its designee. If a Participant does not designate a Beneficiary, the Participant's Beneficiary shall be his surviving spouse, or if there is no surviving spouse, his estate.

          9.02 Proper Beneficiary If the Company has any doubt as to the proper Beneficiary to receive payments hereunder, the Company shall have the right to withhold such payments until the matter is finally adjudicated. However, any payment made by the Company, in good faith and in accordance with this Plan, shall fully discharge the Company and the Committee from all further obligations with respect to that payment.

          9.03 Minor or Incompetent Beneficiary In making any payments to or for the benefit of any minor or an incompetent Beneficiary, the Committee, in its sole and absolute discretion, may make a distribution to a legal or natural guardian or other relative of a minor or court appointed committee of such incompetent. Or, it may make a payment to any adult with whom the minor or incompetent temporarily or permanently resides. The receipt by a guardian, committee, relative or other person shall be a complete discharge to the Company. Neither the Committee nor the Company shall have any responsibility to see to the proper application of any payments so made.

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                                   ARTICLE X

                                      TAXES

          10.01 Withholding All payments to be made to a Participant under this Plan will be subject to required withholding of federal, state and local income and employment taxes. Any amount required to be withheld currently with respect to a Participant's Compensation that is deferred under this Plan shall be withheld from the Participant's Compensation that is not deferred.

                                   ARTICLE XI

                           ADMINISTRATION OF THE PLAN

          11.01 Majority Vote All resolutions or other actions taken by the Committee shall be by vote of a majority of those present at a meeting at which a majority of the members are present, or in writing by all the members then in office, if they act without a meeting.

          11.02 Finality of Determination Subject to the Plan, the Committee from time to time shall establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee shall have full and absolute discretion to (i) construe and interpret the Plan, (ii) decide all questions arising with respect to the Plan, including but not limited to, eligibility to participate in the Plan, and (iii) determine the amount, manner and time of payment of any benefits to any Participant or Beneficiary. The respective decisions, actions and records of the Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

          11.03 Certificates and Reports The members of the Committee and the officers and directors of the Company shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel, which legal counsel may be counsel for the Company.

          11.04 Indemnification and Exculpation The Company shall indemnify and hold harmless each member of the Committee (hereinafter referred to as "designee") in connection with its duties under the Plan against any and all expenses and liabilities arising out of his membership on the Committee or administration of the Plan or any action or failure to act by the Committee, any member of the Committee or any designee, except if such action or failure to act constitutes gross negligence or willful misconduct. Expenses against which a member of the Committee or any designee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing rights of indemnification shall be in addition to any other rights to which any such member of the Committee or designee may be entitled as a matter of law.

          11.05 Expenses The expenses of administering the Plan shall be borne by the Company.


                                  ARTICLE XII

                                CLAIMS PROCEDURE

          12.01 Written Claim Benefits shall be paid in accordance with the provisions of this Plan. The Participant, or a designated Beneficiary or any other person claiming through the Participant, shall make a written request for benefits under this Plan. This written claim shall be mailed or delivered to the Committee. Such claim shall be reviewed by the Committee or his delegate.

          12.02 Denied Claim If the claim is denied, in full or in part, the Committee shall provide a written notice within ninety (90) days setting forth the specific reasons for denial and any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary and appropriate information and explanation of the steps to be taken if a review of the denial is desired.

          12.03 Review Procedure If the claim is denied and a review is desired, the Participant (or Beneficiary) shall notify the Committee, in writing, within sixty (60) days (a claim shall be deemed denied if the Committee does not take any action within the aforesaid ninety (90) day period) after receipt of the written notice of denial. In requesting a review, the Participant or his Beneficiary may request a review of the Plan document or other pertinent documents with regard to the Plan, may submit any written issues and comments, may request an extension of time for such written submission of issues and comments and may request that a hearing be held, but the decision to hold a hearing shall be within the sole discretion of the Committee.

          12.04 Committee Review The decision on the review of the denied claim shall be rendered by the Committee within sixty (60) days after the receipt of the request for review (if no hearing is held) or within sixty (60) days after the hearing if one is held. The decision shall be written and shall state the specific reasons for the decision including reference to the specific provisions of this Plan on which the decision is based.


                                  ARTICLE XIII

                         NATURE OF COMPANY'S OBLIGATION

          13.01 Company's Obligation The Company's obligations under this Plan shall be an unfunded and unsecured promise to pay. The Company shall not be obligated under any circumstances to fund its financial obligations under this Plan.

          13.02 Creditor Status Any assets which the Company may acquire or set aside to help cover financial liabilities are, and must, remain general assets of the Company subject to the claims of its creditors. Neither the Company nor this Plan gives the Participant any beneficial ownership interest in any asset of the Company. All rights of ownership in any such assets are, and remain, in the Company.

                                  ARTICLE XIV

                                  MISCELLANEOUS

          14.01 Written Notice Any notice which shall or may be given under this Plan or a Deferral Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Company, such notice shall be addressed to the Company at 4551 W. 107th Street, Suite 100, Overland Park, Kansas 66207 or, if notice is to an Executive, addressed to the address shown on such Executive's most recent Deferral Agreement.

          14.02 Change of Address Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

          14.03 Merger, Consolidation or Acquisition The Plan shall be binding upon the Company, its assigns, and any successor company which shall succeed to substantially all of its assets and business through merger, acquisition or consolidation, and upon an Executive, his Beneficiary, assigns, heirs, executors and administrators.

          14.04 Amendment and Termination The Company retains the sole and unilateral right to terminate, amend, modify or supplement this Plan, in whole or in part, at any time. This right includes the right to make retroactive amendments. However, no Company action under this right shall reduce the amount credited to any Participant's Bookkeeping Account; provided, however, that in the event of a Change in Control, no action to amend or terminate the Plan shall be effective without the express written consent of two-thirds (2/3's) or more of the Participants and their Beneficiaries. Notwithstanding anything to the contrary, as soon as practicable following the termination of the Plan, each Participant shall be paid an amount equal to the sum credited to the Participant's Bookkeeping Account.

          14.05 Employment This Plan does not provide a contract of employment between the Company and the Participant, and the Company reserves the right to terminate the Participant's employment, for any reason, at any time, notwithstanding the existence of this Plan.

          14.06 Nontransferability Except insofar as prohibited by applicable law, no sale, transfer, alienation, assignment, pledge, collateralization or attachment of any benefits under this Plan shall be valid or recognized by the Company. Neither the Participant, his spouse, or designated Beneficiary, shall have any power to hypothecate, mortgage, commute, modify or otherwise encumber in advance of any of the benefits payable hereunder, nor shall any of said benefits be subject to seizure for the payment of any debts, judgments, alimony maintenance, owed by the Participant or his Beneficiary, or be transferable by operation of law in the event of bankruptcy, insolvency or otherwise. Notwithstanding anything to the contrary, the Committee may comply with a "qualified domestic relations order" as defined in section 414(p) of the Code, without regard to section 414(p)(9) of the Code or any other provision that makes section 414(p) of the Code inapplicable to the Plan.

          14.07 Legal Fees All reasonable legal fees incurred by any Participant (or former Participant) to successfully enforce his valid rights under this Plan shall be paid by the Company in addition to sums due under this Plan.

          14.08 Tax Withholding The Company may withhold from a payment any federal, state or local taxes required by law to be withheld with respect to such payment and such sum as the Company may reasonably estimate as necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

          14.09 Acceleration of Payment The Company reserves the right to accelerate the payment of any benefits payable under this Plan at any time without the consent of the Participant, his estate, his Beneficiary or any other person claiming through the Participant.

          14.10 Applicable Law This Plan shall be governed by the laws of the state of Kansas to the extent not preempted by ERISA.

          IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on this _____day of November, 2001, effective as set forth herein.


                                     APPLEBEE'S INTERNATIONAL, INC.



                                  By
                                    -------------------------------------------


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